Exhibit 99.2 Lionsgate Studios Conference Call Presentation January 4, 2024

Disclaimer Forward-looking statements and risk factors This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informational purposes only and has been prepared to with respect to a business combination involving LG Orion Holdings Inc. (“LG Studio” or the “Company”), a wholly owned subsidiary of Lions Gate Entertainment Corp. (“Lionsgate”) created to hold the Studio Business of Lionsgate (“Lionsgate Studios”) and SEAC Acquisition Corp. (“SEAC”) and related transactions (the “Proposed Business Combination”) and for no other purpose. All statements other than statements of historical facts contained in this Presentation are forward-looking statements. Forward looking statements may generally be identified by the use of words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and projections of market opportunity and m ark et share. These statements are based on management’s current estimations and analysis, are subject to various assumptions that the parties believe are reasonable at this time, whether or not identified in this Presentation, reflect the current expectations Lionsgate’s management as of the date of this Presentation and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be re lied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions and such differences may be material. Many actual events and circumstances are beyond the control of LG Studio, Lionsgate and SEAC. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the stockholders of SEAC is not obtained; failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Lionsgate’s Studio business; the effects of competition on Lionsgate’s Studio business; the amount of redemption requests made by SEAC’s public stockholders; the ability of SEAC or the combined company to issue equity or equity linked securities in connection with the Proposed Business Combination or in the future; the risk of litigation and/or regulatory actions related to the Proposed Business Combination; diversion of management time from ongoing business operations due to the Proposed Business Combination; the risk that the Proposed Business Combination could have an adverse effect on the ability of Lionsgate’s Studio business to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships; and those factors discussed under the heading “Risk Factors” in SEAC’s Annual Report on Form 10-K filed with the SEC on March 1, 2023, SEAC’s Quarterly Report on Form 10-Q filed with the SEC on September 9, 2023, Lionsgate’s Annual Report on Form 10-K filed with the SEC on May 25, 2023, Lionsgate’s Quarterly Report on Form 10 Q filed with the SEC on November 9, 2023, Lionsgate’s Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 filed with the SEC on October 13, 2023, LG Studio’s registration statement on Form 10 filed with the SE C on July 12, 2023 and other periodic public filings of SEAC, LG Studio or Lionsgate filed, or to be filed, with the SEC, any provincial securities commissions or securities regulatory authorities in Canada, or on the SEDAR+ website at www.sedarplus.ca, as applicable . You should also carefully consider the risks and uncertainties described in the “Risk Factors” section of the proxy statement/prospectus on Form S-4 (or other applicable SEC form) relating to the Proposed Business Combination, which is expected to be filed with the SEC, and other documents filed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to diverge materially from those contained in the forward-looking statements in this presentation. If any of these risks materialize or SEAC’s, Lionsgate’s or LG Studio’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SEAC, Lionsgate nor LG Studio presently know or that SEAC, Lionsgate and LG Studio currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward looking statements reflect Lionsgate’s expectations, plans or forecasts of future events and views as of the date of this Presentation. SEAC, Lionsgate and LG Studio anticipate that subsequent events and developments will cause their assessments to change. It is not possible to predict all risks, nor assess the impact of all factors on LG Studio’s business or the extent to which any factor, or combination of factors, may cause LG Studio’s actual results, performance or financial condition to be materially different from the expectations of future results, performance or financial condition. In addition, the analyses of Lionsgate, LG Studio and SEAC contained herein are not, and do not purport to be, appraisals or the securities, assets or business of LG Studio, SEAC or any other entity. While SEAC, Lionsgate and LG Studio may elect to update these forward-looking statements at some point in the future, SEAC, Lionsgate and LG Studio specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing SEAC’s, Lionsgate’s and LG Studio’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Use of projections The projections, estimates and targets in this Presentation are forward looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingences, many of which are beyond Lionsgate’s, LG Studio’s and SEAC’s control. Lionsgate’s and SEAC’s independent auditors did not audit, review, compile or perform any procedures with respect to such projections, estimates, or targets for the purpose of their inclusion in this Presentation, and accordingly, such auditors neither expressed an opinion nor provided any other form of assurance with respect thereto for the purpose of this Presentation. While all protections, estimates, and targets are necessarily speculative, LG Studio and Lionsgate believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate, or target extends from the date of preparation. The assumptions and estimates underlying projected, expected, or targeted results are inherently uncertain and are subject to a wide variety of risks and uncertainties, including but not limited to those mentioned in the immediately preceding paragraph, that could cause actual results to differ materially from those contained in such projections, estimates, and targets. The inclusion of projections, estimates, and targets in this Presentation should not be regarded as an indication that Lionsgate, LG Studio, SEAC, or their respective representatives considered or consider such financial projections, estimates, and targets to be a reliable prediction of future events. See “Forward looking Statements” above. To the extent any forward-looking information in this presentation constitutes “future oriented financial information” or “financial outlooks” within the meaning of applicable Canadian securities laws, such information is being provided to demonstrate the potential benefits of the Proposed Business Combination, and the reader is cautioned that this information may not be appropriate for any other purpose and the reader should not place undue reliance on such future oriented financial information and financial outlooks. Future oriented financial information and financial outlooks, as with forward looking information generally, are, without limitation, based on the assumptions and subject to the risks set out herein. The results of operations and estimated and forecasted revenue of Lionsgate, LG Studio and/or SEAC may differ materially from management’s current expectations. Such information is presented for illustrative purposes only and may not be an indication of the actual future results of operations or earnings of Lionsgate, LG Studio and/or SEAC. 2

Disclaimer Industry and market data In this Presentation, Lionsgate and LG Studio may rely on and refer to certain information and statistics obtained from third party sources which they believe to be reliable. Lionsgate and LG Studio have not independently verified the accuracy or completeness of any such third-party information. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any such third-party information, and you are cautioned not to place undue weight on such information. Additional Information About the Transaction and Where to Find It In connection with the transaction, a subsidiary of SEAC ( New SEAC ) intends to file with the U.S. Securities and Exchange Commission (the SEC ) a registration statement on Form S-4 (the Registration Statement ), which will include a preliminary proxy statement of SEAC and a preliminary prospectus of New SEAC, and after the Registration Statement is declared effective, SEAC will mail the definitive proxy statement/prospectus relating to the transaction to its shareholders and public warrant holders as of the respective record date to be established for voting at the meeting of its shareholders (the SEAC Shareholders Meeting ) and public warrant holders ( SEAC Public Warrant Holder Meeting ) to be held in connection with the transaction. The Registration Statement, including the proxy statement/prospectus contained therein, will contain important information about the transaction and the other matters to be voted upon at the SEAC Shareholders Meeting and SEAC Public Warrant Holder Meeting. This communication does not contain all the information that should be considered concerning the transaction and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. SEAC, New SEAC and Lionsgate may also file other documents with the SEC regarding the transaction. SEAC's shareholders, public warrant holders and other interested persons are advised to read, when available, the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the transaction, as these materials will contain important information about SEAC, New SEAC, Lionsgate, Studio Business and the transaction. SEAC's shareholders, public warrant holders and other interested persons will be able to obtain copies of the Registration Statement, including the preliminary proxy statement/prospectus contained therein, the definitive proxy statement/prospectus and other documents filed or that will be filed with the SEC, free of charge, by SEAC, New SEAC and Lionsgate through the website maintained by the SEC at www.sec.gov. Participants in the Solicitation SEAC, New SEAC, Lionsgate and their respective directors and officers may be deemed participants in the solicitation of proxies of SEAC shareholders and public warrant holders in connection with the transaction. More detailed information regarding the directors and officers of SEAC, and a description of their interests in SEAC, is contained in SEAC's filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was filed with the SEC on March 1, 2023, and is available free of charge at the SEC's website at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of SEAC's shareholders and public warrant holders in connection with the transaction and other matters to be voted upon at the SEAC Shareholders Meeting and SEAC Public Warrant Holders Meeting will be set forth in the Registration Statement for the transaction when available. No Offer or Solicitation This communication does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the transaction or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase, any securities of Lionsgate, SEAC, the combined company or any of their respective affiliates. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom, nor shall any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction be affected. No securities commission or securities regulatory authority in the United States or any other jurisdiction has in any way passed upon the merits of the transaction or the accuracy or adequacy of this communication. Additional Information Available on Lionsgate's Website The information in this press release should be read in conjunction with the financial statements and footnotes contained in the Lionsgate Quarterly Report on Form 10-Q for the quarter ended September 30, 2023, which has been posted on Lionsgate's website at http://investors.lionsgate.com/financial-reports/sec-filings. 3

A Standalone Lionsgate Studios Unlocks Value as a Pure-Play Content Company

#	Value Driver	Key Metric
1	Platform-Agnostic, Pure-Play Content Studio Benefits from a Changing Industry Ecosystem	$2.9Bn FY24E Revenue
2	Lower Risk Film and TV Model Generates Strong, Steady AOIBDA Growth	Double Digit FY24E to FY25E AOIBDA Growth
3	Deep Portfolio of Franchise Film and TV Intellectual Property and Enduring Library Rights	+12.5% Reported Library Revenue CAGR [(1)]
4	Focused M&A Strategy to Enhance the Library and Core Business Segments	14 Acquisitions Since 2000 [(2)]
5	Unique and Valuable Strategic Asset	10.7x Investor Entry Multiple [(3)] 28.8x Median Historical Takeout Comps [(4)]

Enables Direct Investment in a Standalone Studio and its World-Class IP with a Single Share Class

Notes:

1. FY2019A-FY2023A CAGR; Reported Library Revenue is defined as revenue earned after the first cycle of sales which generally includes theatrical revenue, the first six months of home entertainment sales, the first pay television contract and the minimum guarantees from the first international sales
2. Excludes streaming and media networks acquisitions; Excludes joint ventures, STARZ and disposed assets
3. Enterprise Value / FY2025E adjusted OIBDA including illustrative annual run rate post-synergies eOne adjusted OIBDA contribution
4. Based on precedent transactions LTM Enterprise Value to EBITDA

LIONSGATE™ 4

Business Model | Business Segments | M&A | Strategic Value

Lionsgate Studios: An Independent Premium IP and Content Company with the Scale of a Major

MOTION PICTURE

$10Bn+
Global Box Office Over Last 10 Years [1]

40-50
Releases Per Year [2]

$1.6Bn
LTM Revenue [3]

TELEVISION

80+ Television Series [4] *Airing Across* **50+** Networks [4]

400+
Average Episodes Produced Annually [5]

$1.5Bn
LTM Revenue [3]

LIBRARY

20K+
Films and TV Episodes [6]

~60%
Of Reported Library Revenue from Titles Released Since 2013

$870MM
LTM Reported Library Revenue [7]

754 Major Award Nominations / 130 Major Award Wins [8]

238 / 52
Academy Award Nominations / Wins

259 / 38
Emmy Award Nominations / Wins

257 / 40
Golden Globe Nominations / Wins

Notes:
1. Management estimates through end of CY2023
2. Includes wide-release, multi-platform and direct-to-platform titles
3. Last Twelve Months ('LTM') as of 9/30/2023
4. Includes Scripted TV, Unscripted TV, Debmar Mercury, Pilgrim and distribution throughout FY23A. Does not include 3 Arts executive produced series
5. Average across scripted and unscripted content from FY2019 through FY2023; Does not include Debmar Mercury
6. Includes eOne titles
7. As of 9/30/2023; Includes film and TV revenues; Reported Library Revenue is defined as revenue earned after the first cycle of sales which generally includes theatrical revenue, the first six months of home entertainment sales, the first pay television contract and the minimum guarantees from the first international sales
8. Award numbers include created and acquired content

LIONSGATE™ 5

Business Segments M&A Strategic Value Business Model Lionsgate Studios’ Business Model Benefits from a Changing Industry Ecosystem MAJOR STUDIOS Agile, Platform-Agnostic Studio Organized Legacy Studio Economics Impacted by Linear Across Motion Picture, Television and Networks and Investments in Vertically Talent Management Integrated Streaming Platforms Large IP Bases and Deep Portfolios of Content Large IP Bases and Deep Portfolios of Content Optionality to License at Competitive Rates Bound to Vertically Integrated Captive Platforms Focus on International Licensing De-Risks Downside Large Self-Distribution Infrastructure Increases Risk 6

Business Segments M&A Strategic Value Business Model A Top Content Licensor to All Global Distribution Channels Theatrical Television Streaming International BUSINESS MODEL WITH ASYMMETRIC UPSIDE License at Competitive Maximize Measured-to-Nil Market Rates Rights Retention Deficits / Gap 7

Business Segments M&A Strategic Value Business Model World-Class Franchises and Intellectual Property are the Foundation for Deep and Growing Library (1) Constantly Refreshing: Over 400 Films and TV Episodes Added to Library Each Year (2) 5 Films 5 Films 10 Films 5 Films $600MM 3 Hit Spin-offs Upcoming Film 4 Emmy Record 4 Broadcast’s #1 (3) $3Bn+ Global TV Origin Story, $1Bn+ Global $3Bn+ Global Global Box with 8.5MM+ Perennial Awards Straight Comedy Box Office The Continental, Box Office Box Office Office Multi-Platform Best-Seller 7 Seasons Best Drama Ballerina Spin-Off Viewers Apiece Emmys Notes: 1. Based on five-year historical average (FY19A – FY23A) 2. 5th film set for release on November 17, 2023 3. Nielsen (Npower): L+3 (original episodes only) across P18-34, P18-49, and P25-54 demographics for the CY2022-2023 broadcast season 8

Business Model | **Business Segments** | M&A | Strategic Value

Consistently Profitable Motion Picture Segment Diversified Across Platforms and Genres

WIDE-RELEASE

10+
Titles per Year

~74%
Of Titles are Profitable (1)

~31%
Avg. Annual ROI Last 10 Years (2)

MULTI-PLATFORM

30-40
Titles per Year

~93%
Of Titles are Profitable (3)

~74%
Avg. Annual ROI Last 5 Years (4)

OPERATING MODEL DELIVERS ASYMMETRIC RISK PROFILE AT SCALE

- New and Growing End Markets
- P&A Efficiency
- Core Market Self-Distribution
- Leverage Int'l Pre-Sales

Notes:
1. Represents all wide-release theatrical titles that were released from FY2005 through 9/30/2023
2. Over last 10 years worth of slates; ROI defined as Ultimate Gross Contribution as percentage of P&A and Net Film Investment; Net Film Investment defined as Production Cost less Tax Credits less Co-Financing plus Capitalized Overhead plus Corporate Paid & Finishing Costs
3. Represents Multi-Platform and Direct to Platform titles that were released from FY2020 through 9/30/2023
4. Over last 5 years worth of slates; ROI defined as Ultimate Gross Contribution as percentage of P&A and Net Film Investment; Net Film Investment defined as Production Cost less Tax Credits less Co-Financing plus Capitalized Overhead plus Corporate Paid & Finishing Costs

LIONSGATE™ 9

Business Model M&A Strategic Value Business Segments Motion Picture Pipeline Drives Future Growth and Library Value 1-2 Existing Franchise IP Releases per Year 1 New Tentpole IP Approximately 60 Release per Year Film Projects in Development at 3-4 Original IP with Any Given Time Franchise Potential Releases per Year 5-6 Low-Risk Commercial Films Releases per Year 10

Business Model | **Business Segments** | M&A | Strategic Value

Deep Pipeline of Renewals and New Content in Television

Increasing Scripted Output

In Development	Active Series [1]
150+ Projects	~40 Series


GHOST
Ghosts
FORCE
SETH ROGEN
COMEDY
SPARTACUS
Schitt's Creek

Scripted Originals and Renewals | Recent and Upcoming Premieres | New Productions and Development | Successful Distribution Initiatives

Growing Unscripted

In Development	Active Series
20+ Projects	~35 Series


WICKED TUNA
FAMILY FEUD
MY BIG FAT FABULOUS LIFE
ULTIMATE FIGHTER
HOFFMAN
FAMILY GOLD

Expanding Lower-Cost Int'l Co-Productions

~15 Series


PROSPER
SON OF A
Critch
NORTHERN LIGHTS
QUEENIE
CANDICE CARTY-WILLIAMS
POPULATION: 11

Scaling Talent and Production at 3 Arts

~50 [2] Series


the office
Parks and Recreation
KING OF THE HILL
30 ROCK
MYTHIC QUEST

Scripted TV Average Historical Renewal Rate of 70% [3]

~65% of Core Scripted Series Have Been Profitable Since FY19 [4]

Unscripted TV Average Historical Renewal Rate of ~60% [3]

100% of all Unscripted Commissioned Series Have Been Profitable Since FY19

Notes:
1. Includes Scripted TV, Unscripted TV, Debmar Mercury, Pilgrim and distribution throughout FY23A. Does not include 3 Arts executive produced series. Active Series defined as those in some stage of production
2. Includes series whereby 3 Arts was an executive producer or acted in a studio capacity in FY 2023; Includes back-end participations on series
3. Represents three-year average from FY21A to FY23A
4. Core scripted series exclude acquisitions, international co-productions and library

LIONSGATE™ 11

Business Model M&A Strategic Value Business Segments One of the World’s Leading Talent Management and Production Companies Marquee Productions ➢ Manages A-List Client Roster of Directors, Writers, Showrunners, Actors and Comedians ➢ Prolific Production Business Including Extensive Co-Production Track Record with Lionsgate Studios Co-Productions Between 3 Arts and Lionsgate ➢ Fast Growing Business With Multiple Revenue Sources Driving +2x EBITDA Increase from FY2019A to FY2023A ➢ 30 Year Operating History, Led by Industry Veterans Talent Management is One of the Most Desirable Sectors Within Entertainment, Attracting Huge Amounts of Capital and Premium Multiples Note: Lionsgate Studios owns 76% stake in 3 Arts 12

Business Model | **Business Segments** | M&A | Strategic Value

Lionsgate Studios Consistently Grows and Refreshes its Content Library

CONTENT INVESTMENT AND FOCUS ON RIGHTS RETENTION...

$17Bn+

Content Investment Since Inception [1]

~$1.3Bn

Average Annual Content Investment [2]

...COMPLEMENTED BY STRATEGIC ACQUISITIONS...

...CREATES A UNIQUE AND GROWING LIBRARY ASSET

Motion Picture and Television Library Revenue [3]


CAGR: 12.5%
$551
$614
$780
$766
$884
FY19A
FY20A
FY21A
FY22A
FY23A

Source: Company Management

Notes:
1. FY1997 to FY2024E
2. Represents FY2019 to FY2023 average
3. Reported Library Revenue is defined as revenue earned after the first cycle of sales which generally includes theatrical revenue, the first six months of home entertainment sales, the first pay television contract and the minimum guarantees from the first international sales

LIONSGATE™
13

Business Model M&A Strategic Value Business Segments Lionsgate Studios’ Motion Picture Library Outperforms on Streaming Platforms (1) Title Appearances in Streaming Top 15 from Jan-23 to Jun-23 STUDIO # LIBRARY TITLES IN MONTHLY TOP 15 % OF TOTAL 50 16.6% 43 14.2% 39 12.9% 37 12.3% 36 11.9% 34 11.3% 27 8.9% Other 36 11.9% Source: Plum’s Showlabs Note: 1. Methodology: For each month in the given period, the top 15 films on each platform with unique viewers are analyzed, with any content released in the past 5 years excluded, and the distributing studio then identified. After aggregating all titles collected, the final count is determined. Duplicates are not removed. Considers US-viewership only for the following services: Disney+, Max, Hulu, Netflix, Paramount+, Peacock, Prime Video 14

Business Model | Business Segments | **M&A** | Strategic Value

Lionsgate Studios Has Complemented Organic Growth With a Constant Flow of Accretive M&A

- **2000** — TRIMARK: Acquires Trimark Pictures (IP Library and Home Video Business)
- **2003** — ARTISAN ENTERTAINMENT: Acquires Artisan Entertainment
- **2005** — REDBUS: Acquires Redbus Film Distributors, Which Became Lionsgate U.K.
- **2006** — DEBMAR-MERCURY: Acquires Debmar-Mercury Distribution and Syndication Company
- **2007** — MANDATE PICTURES: Acquires Independent Film Production and Distribution Company Mandate Pictures
- **2012** — SUMMIT ENTERTAINMENT: Acquires Summit Entertainment, Adding The Twilight Franchise and Scale to the Library
- **2015** — PILGRIM MEDIA GROUP: Acquires Unscripted Producer Pilgrim Studios, Increasing Scale and Diversity of Content Pipeline
- **2016** — ANCHOR BAY ENTERTAINMENT: Acquires Anchor Bay Entertainment's Title Library
- **2017** — GOOD UNIVERSE: Acquires Film Production Company Good Universe
- **2018** — 3 ARTS ENTERTAINMENT: Acquires 3 Arts Entertainment, Further Deepening Relationships with Top Talent
- **2020** — PFC: Acquires PFC Film Library
- **2021** — SPYGLASS MEDIA GROUP: Acquires Spyglass' Feature Film Library and Minority Investment in Spyglass' Ongoing Production Business
- **2022** — Opens Lionsgate Studio's Yonkers; 42: Invests in U.K. Talent Management and Production Company 42
- **2023** — eOne: Acquires eOne's Film and TV Platform, Adding Numerous Titles to the Library

Note: Timeline excludes streaming and media networks acquisitions; Excludes joint ventures, STARZ and disposed assets

LIONSGATE™ 15

Business Model | Business Segments | **M&A** | Strategic Value

eOne Acquisition Demonstrates a Continued Opportunity to Expand Lionsgate Studio's Content and IP Portfolio

TRANSACTION DETAILS

- Lionsgate Completed the Acquisition of eOne's Film And Television Platform in December 2023
- The Transaction Valued eOne at ~$375MM [(1)], Representing ~6.0x Adjusted OIBDA [(2)]
- Lionsgate Studios' Global Distribution Strength Creates a Competitive Advantage to Acquire and Extract Value From IP Companies Like eOne

STRATEGIC HIGHLIGHTS

- 6,500+ Titles Across Film, Scripted and Unscripted TV
- Immediately and Highly Accretive to Lionsgate Studio
- Expands Presence in the UK and Canada


ROOKIE
Yellowjackets
CRIMINAL MINDS
THE RECRUIT
NAKED AND AFRAID
THE GIRL ON THE TRAIN
THE WOMAN KING
THE KING'S SPEECH
SPOTLIGHT
1917

Notes:
1. Excludes transaction and transition expenses
2. Represents illustrative initial 12-month annual run rate post-synergies and integration adjusted OIBDA expected with recently completed eOne acquisition; Amount is not representative of the FY2025 forecast or guidance; Amount excludes impact of application of purchase accounting to film cost and related amortization; See Appendix for definitions, adjustments, and related reconciliations for non-GAAP measures

LIONSGATE™ 16

Business Model Business Segments M&A Strategic Value World Class Franchise IP, Deep Library, and Global Infrastructure Make Lionsgate Studios a Unique, Strategic Asset Strategic Value Expansive Rights Library 20K+ Title Franchise (1) Library Value $10Bn Global $870MM LTM Talent Box Office Over Reported Library Management (3) (2) Last 10 Years Revenue Development Platform Defining, Pipeline Award-Winning 200+ Television Series Projects in Production and (4) Development Distribution Infrastructure 300+ Worldwide Buyers Notes: 1. Includes eOne titles 3. Management estimates through end of CY2023 2. Includes film and TV titles excluding eOne; LTM as of 9/30/2023; Reported Library Revenue is defined as revenue earned after the first cycle of 4. Development projects across film and television; Refer to pages 8 and 9 sales which generally includes theatrical revenue, the first six months of home entertainment sales, the first pay television contract and the minimum guarantees from the first international sales 17

Transaction Details

Simplified Transaction Structure Lionsgate Studios Contribute: Contribute: Established in Spring 2024 ParentCo Screaming Eagle $317MM of cash “Studio Business” at ($350MM gross Enterprise Value of Acquisition Corp. proceeds; $175MM $4.6Bn (including already committed via allocation of $1.7Bn of PIPE investors) net debt) Ticker: LGF.A / LGF.B Enterprise Value: $4.6Bn Ticker: SCRM (1) (1) (Pre-Money Enterprise Value) Price: $10.87 / $10.21 Price: $10.61 Enterprise Value: $4.5Bn Receive: Receive: 12.7% equity stake in Owns: Owns: Owns: 87.3% equity stake in Lionsgate Studios, or Studio Business & Lionsgate Studios, or Assets consist of ~$785MM Studio Business ~37MM Lionsgate Studios (2) ~250MM Lionsgate Media Networks (“Starz”) of cash in trust shares Studios shares Source: Company Management Notes: 1. Share price as of January 2, 2024 2. As of 9/30/2023; includes accrued interest of ~$35MM 19

Lionsgate Studios to Be a Standalone Public Company Post-Transaction

Key Transaction Terms

- Pre-Money Enterprise Value of $4.6Bn for Lionsgate Studios, pro forma for eOne
- Valuation represents 10.7x FY25E Pro Forma AOIBDA (10.1x at the PIPE discount [1])
- SEAC's Public and Private Warrants will be eliminated
- SEAC's Sponsor will forfeit 14.5MM Founder Shares, with 2.0MM Retained Upfront
- Additional 2.2MM Founder Shares Subject to Future Earnouts

Sources

Cash from SEAC Trust [2]	$175
Cash from PIPE	$175
Assumed Lionsgate Studio Net Debt [3]	$1,748
Minority Interest Less Investments [4]	$175
LGF Parent Rollover Equity	$2,677
Total Sources	**$4,950**

Uses

Cash to Delever	$317
Est. SEAC Trx. Expenses & Warrant Tender	$33
Assumed Lionsgate Studio Net Debt [3]	$1,748
Minority Interest Less Investments [4]	$175
Consideration Shares	$2,677
Total Uses	**$4,950**

Pro Forma Ownership

Pro Forma Shares Outstanding	286.8
(x) Illustrative Share Price	$10.70
Pro Forma Equity Value [5]	**$3,068**
(+) Pro Forma Net Debt	$1,431
(+) Minority Interest Less Investments [4]	$175
Pro Forma Enterprise Value	**$4,674**


87.3% Lionsgate [6]
5.7% Public SPAC Shares
6.3% PIPE Shares [7]
0.7% Sponsor Upfront Shares [8]

Notes:
1. Represents illustrative discounted PIPE issue price of $9.63/sh.
2. Any cash retained in SEAC's trust account after redemptions in excess of $175MM will be used to repurchase SEAC's public shares at the redemption price
3. Reflects Lionsgate Studios' pre-transaction net debt as of 3/31/2024. Includes $1,748MM Lionsgate Studios allocated net debt
4. Reflects minority interest less investments in affiliates
5. Represents the pro forma valuation at closing based on $10.70 per share
6. Excludes the dilutive impact of the new, to-be-established equity incentive plan
7. Assumes a purchase price of $9.63/sh. (i.e., 10% discount) for PIPE investors
8. Excludes 14.5MM forfeited founder shares and 2.2MM founder shares subject to earnout with $16.05/sh. vesting threshold (i.e., 50% premium)

LIONSGATE™ 20

Financial Outlook and Transaction Details

Segment Revenue
$MM


Excludes eOne
$2,716
$1,531
$1,185
$3,084
$1,760
$1,324
$2,900
FY22A
FY23A
FY24E
Motion Picture
Television Production

Segment Profit and Margin
$MM


5%
22%
$347
$84
$263
8%
21%
$410
$133
$277
Excludes eOne
$445
FY22A
FY23A
FY24E
Motion Picture
Television Production
% Television Margin (%)
% Motion Picture Margin (%)

FINANCIAL OUTLOOK (1)

	FY2024E	FY2025E
Studio Segment Profit	$445	$500
Corp Overhead Expense	$125	$130
Standalone Studio Adjusted OIBDA	**$320** (2)	**$370**
eOne Adjusted OIBDA (Run-Rate) (3)	**$60**	**$60**
Illustrative Combined Studio Adjusted OIBDA (4)	**$380**	**$430**

Source: Company Management

Notes:
1. See Appendix for definitions, adjustments, and related reconciliations for non-GAAP measures
2. Represents consensus as of November 9, 2023, and is within the range of $300-$350MM of Company guidance
3. Illustrative initial 12-month annual run rate post-synergies and integration adjusted OIBDA expected with eOne acquisition; Amount is not representative of the FY2025 forecast or guidance; Amount excludes impact of application of purchase accounting to film cost and related amortization
4. Represents Illustrative combined adjusted OIBDA using the illustrative adjusted OIBDA discussed in footnote 3; Does not represent the actual forecast or guidance for FY2025 and excludes impact of application of purchase accounting to film cost and related amortization

LIONSGATE
21

Projected Net Debt Allocation Net Debt Roll Forward $MM $2,448 $716 ($700) ($224) $1,955 $1,748 ($317) $1,732 $1,431 Net Debt / (1) 3.8x FY’24 AOIBDA Net Debt / (2) 3.3x FY’25 AOIBDA Gross Debt Cash Net Debt Change in Net Net Debt Allocation to Allocation to Cash to Lionsgate Studios (3) at 9/30/2023 at 9/30/2023 at 9/30/2023 Debt (Inc. eOne) at 3/31/2024 Media Networks Lionsgate Studios Delever Allocated Net Debt ( Starz ) at 3/31/2024 Lionsgate Media Networks (“Starz”) Lionsgate Studios Source: Company Management Notes: 1. Based on Lionsgate Studio’s AOIBDA guidance of $320MM for FY2024E plus run-rate AOIBDA of $60MM for eOne 2. Based on Lionsgate Studio’s AOIBDA guidance of $370MM for FY2025E plus run-rate AOIBDA of $60MM for eOne 3. Change in Net Debt from 9/30/2023 to 3/31/2024, including debt financing for eOne acquisition, 3 Arts incremental equity buy-out and other changes 22

Appendix

Financial Information; Non-GAAP Financial Measures Reconciliation of Non-GAAP Forward-Looking Measures for the Fiscal Years Ending March 31, 2024 and March 31, 2025 Adjusted OIBDA Adjusted OIBDA is defined as operating income (loss) before adjusted depreciation and amortization ( OIBDA ), adjusted for adjusted share-based compensation ( adjusted SBC ), purchase accounting and related adjustments, restructuring and other costs, certain charges (benefits) related to the COVID-19 global pandemic, certain programming and content charges as a result of management changes and/or changes in strategy, and unusual gains or losses (such as goodwill and intangible asset impairment and charges related to Russia's invasion of Ukraine), when applicable. − Adjusted share-based compensation represents share-based compensation excluding the impact of the acceleration of certain vesting schedules for equity awards pursuant to certain severance arrangements, which are included in restructuring and other expenses, when applicable. − Adjusted depreciation and amortization represents depreciation and amortization as presented on our consolidated statement of operations, less the depreciation and amortization related to the amortization of purchase accounting and related adjustments associated with recent acquisitions. Accordingly, the full impact of the purchase accounting is included in the adjustment for purchase accounting and related adjustments , described below. − Restructuring and other includes restructuring and severance costs, certain transaction and other costs, and certain unusual items, when applicable. − COVID-19 related charges or benefits include incremental costs associated with the pausing and restarting of productions including paying/hiring certain cast and crew, maintaining idle facilities and equipment costs, and when applicable, certain motion picture and television impairments and development charges associated with changes in performance expectations or the feasibility of completing the project resulting from circumstances associated with the COVID-19 global pandemic, net of insurance recoveries, which are included in direct operating expense, when applicable. In addition, the costs include early or contractual marketing spends for film releases and events that have been canceled or delayed and will provide no economic benefit, which are included in distribution and marketing expense, when applicable. − Programming and content charges include certain charges as a result of changes in management and/or changes in programming and content strategy, which are included in direct operating expenses, when applicable. − Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. These adjustments include the accretion of the noncontrolling interest discount related to Pilgrim Media Group and 3 Arts Entertainment, the non-cash charge for the amortization of the recoupable portion of the purchase price and the expense associated with the noncontrolling equity interests in the distributable earnings related to 3 Arts Entertainment, all of which are accounted for as compensation and are included in general and administrative expense. Adjusted OIBDA is calculated similar to how the Company defines segment profit and manages and evaluates its segment operations. Segment profit also excludes corporate general and administrative expense. Total Segment Profit and Studio Business Segment Profit and Studio Business Adjusted OIBDA We present the sum of our Motion Picture and Television Production segment profit as our Studio Business segment profit, and we define our Studio Business Adjusted OIBDA as Studio Business segment profit less corporate general and administrative expenses. Total segment profit and Studio Business segment profit and Studio Business Adjusted OIBDA, when presented outside of the segment information and reconciliations included in our consolidated financial statements, is considered a non-GAAP financial measure, and should be considered in addition to, not as a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP. We use this non-GAAP measure, among other measures, to evaluate the aggregate operating performance of our business. The Company believes the presentation of total segment profit and Studio Business segment profit is relevant and useful for investors because it allows investors to view total segment performance in a manner similar to the primary method used by the Company's management and enables them to understand the fundamental performance of the Company's businesses before non-operating items. Total segment profit and Studio Business segment profit is considered an important measure of the Company’s performance because it reflects the aggregate profit contribution from the Company's segments, both in total and for the Studio Business and represents a measure, consistent with our segment profit, that eliminates amounts that, in management’s opinion, do not necessarily reflect the fundamental performance of the Company’s businesses, are infrequent in occurrence, and in some cases are non-cash expenses. Not all companies calculate segment profit or total segment profit in the same manner, and segment profit and total segment profit as defined by the Company may not be comparable to similarly titled measures presented by other companies due to differences in the methods of calculation and excluded items. 24

Financial Information; Non-GAAP Financial Measures

Reconciliation of Non-GAAP Forward-Looking Measures for the Fiscal Years Ending March 31, 2024 and March 31, 2025

Overall

These measures are non-GAAP financial measures as defined in Regulation G promulgated by the SEC and are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with United States GAAP.

We use these non-GAAP measures, among other measures, to evaluate the operating performance of our business. We believe these measures provide useful information to investors regarding our results of operations and cash flows before non-operating items. Adjusted OIBDA is considered an important measure of the Company's performance because this measure eliminates amounts that, in management's opinion, do not necessarily reflect the fundamental performance of the Company's businesses, are infrequent in occurrence, and in some cases are non-cash expenses.

These non-GAAP measures are commonly used in the entertainment industry and by financial analysts and others who follow the industry to measure operating performance. However, not all companies calculate these measures in the same manner and the measures as presented may not be comparable to similarly titled measures presented by other companies due to differences in the methods of calculation and excluded items.

A general limitation of these non-GAAP financial measures is that they are not prepared in accordance with U.S. generally accepted accounting principles. These measures should be reviewed in conjunction with the relevant GAAP financial measures and are not presented as alternative measures of operating income as determined in accordance with GAAP.

The following table sets forth Total Studio Business segment profit, Studio Business Adjusted OIBDA and Adjusted OIBDA on an actual basis for the fiscal years ended March 31, 2022 and 2023 and forecasted for the fiscal years ended March 31, 2024 and 2025:

	Fiscal Year Ended March 31, 2022	Fiscal Year Ended March 31, 2023	Fiscal Year Ended March 31, 2024	Fiscal Year Ended March 31, 2025
	Actual	Actual	Estimated	Estimated
	(Unaudited, amounts in millions)			
Total Studio Business Segment Profit [1]	$346.8	$409.9	$445.0	$500.0
Corporate general and administrative expenses	(97.1)	(122.9)	(125.0)	(130.0)
Studio Business Adjusted OIBDA[1]	**$249.7**	**$287.0**	**$320.0** [2]	**$370.0**
Media Networks segment profit	155.2	106.8	200.0 [3]	Not Provided
Intersegment eliminations	(2.7)	(35.7)	(100.0)	Not Provided
Adjusted OIBDA[1]	**$402.2**	**$358.1**	**$420.0**	Not Provided

Notes:
1. See above for the definition of Studio Business Segment Profit, Studio Business Adjusted OIBDA and Adjusted OIBDA and see below for the reconciliation to the most directly comparable GAAP financial measure.
2. Represents consensus as of November 9, 2023 and is within the Studio Business guidance range of $300 million to $350 million.
3. Represents consensus as of November 9, 2023 and is within the Media Networks segment guidance range of $175 million to $200 million.

LIONSGATE™

25

Financial Information; Non-GAAP Financial Measures

Reconciliation of Non-GAAP Forward-Looking Measures for the Fiscal Years Ending March 31, 2024 and March 31, 2025

The following table reconciles the GAAP measure, operating income (loss) to the non-GAAP, forward looking projected measure, Adjusted OIBDA and Total Segment Profit on an actual basis for the fiscal year ended March 31, 2022 and 2023 and forecasted for the fiscal year ending March 31, 2024 and March 31, 2025:

	Fiscal Year Ended March 31, 2022	Fiscal Year Ended March 31, 2023	Fiscal Year Ended March 31, 2024	Fiscal Year Ended March 31, 2025
	Actual	Actual	Estimated	Estimated
		(Unaudited, amounts in millions)		
Operating income (loss)	$9.0	($1,857.7)	NRE	NRE
Goodwill and intangible asset impairment	—	1,475.0	663.9	NRE
Adjusted depreciation and amortization	43.0	40.2	41.0	NRE
Restructuring and other [(1)]	16.8	411.9	NRE	NRE
COVID-19 related charges (benefit) [(2)]	(3.4)	(11.6)	NRE	NRE
Programming and content charges [(3)]	36.9	7.0	NRE	NRE
Charges related to Russia's invasion of Ukraine	5.9	—	NRE	NRE
Adjusted share-based compensation expense [(4)]	100.0	97.8	NRE	NRE
Purchase accounting and related adjustments [(5)]	194.0	195.5	NRE	NRE
Adjusted OIBDA	$402.2	$358.1	$420.0	Not Provided

Notes: NRE: Individual items are not reasonably estimated due to the nature of the items.

1. Restructuring and other is intended by its very nature for unusual items and thus not reasonably estimable. We've had restructuring and other charges in the past, which have included severance charges, and transaction, integration costs and legal costs associated with certain strategic transactions, restructuring activities and legal matters.
2. COVID-19 related charges (benefit) are not predictable due to the nature of the COVID-19 pandemic. However, the charges we are incurring have been diminishing, and insurance recovery exceeded the charges in fiscal 2023. Given the unpredictability of these charges and the insurance recovery, we are unable to provide a reliable estimate.
3. Programming and content charges include certain charges as a result of changes in management and/or changes in programming and content strategy, which are included in direct operating expenses, when applicable. Due to these costs being associated with unusual events, we are unable to provide a reliable estimate of these costs, if any, to be incurred in the future.
4. Forecasting the future market price of the Company's common shares is inherently difficult, which impacts share-based compensation and accordingly, we are unable to reliably estimate these amounts.
5. Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. These amounts may vary significantly depending on the level of future acquisitions, and thus we are unable to provide a reliable estimate.

LIONSGATE™ 26

Financial Information; Non-GAAP Financial Measures Reconciliation of Non-GAAP Forward-Looking Measures for the Fiscal Years Ending March 31, 2024 and March 31, 2025 The following table reconciles the GAAP measure, operating income (loss) to the non-GAAP, forward looking projected measure, Adjusted OIBDA forecasted for the estimated initial 12 month run-rate of eOne post the completion of the eOne integration into Lionsgate and realization of transaction synergies: Estimated Initial 12 Month Run-Rate of eOne Adjusted OIBDA (Unaudited, amounts in millions) Operating income (loss) NRE Adjusted depreciation and amortization NRE (1) Restructuring and other NRE (2) Adjusted share-based compensation expense NRE (3) Purchase accounting and related adjustments NRE (4) Adjusted OIBDA $60.0 Notes: NRE: Individual items are not reasonably estimated due to the nature of the items; Certain reconciling items included in the Lionsgate reconciliation table are excluded from the eOne reconciliation table as they are not currently expected to occur. 1. Restructuring and other is intended by its very nature for unusual items and thus not reasonably estimable. We’ve had restructuring and other charges in the past, which have included severance charges, and transaction, integration costs and legal costs associated with certain strategic transactions, restructuring activities and legal matters. 2. Forecasting the future market price of the Company’s common shares is inherently difficult, which impacts share-based compensation and accordingly, we are unable to reliably estimate these amounts. 3. Purchase accounting and related adjustments primarily represent the amortization of non-cash fair value adjustments to certain assets acquired in recent acquisitions. These amounts may vary significantly depending on the level of future acquisitions, and thus we are unable to provide a reliable estimate. These amounts exclude any adjustment to fair value for the allocation of the purchase price of eOne to the film and television program assets acquired, and related amortization expense. 4. Illustrative initial 12 month run-rate post-synergies and integration adjusted OIBDA expected with the eOne acquisition. Represents the mid-point of the $50 million to $75 million estimate. For clarity, this amount is not meant to be the fiscal 2025 forecast or guidance, and this amount excludes the impact of the application of purchase accounting to the film cost and related amortization, as described in footnote (3) above. 27

Financial Information; Non-GAAP Financial Measures Reconciliation of Net Corporate Debt The Company presents net corporate debt as a non-GAAP measure which reflects the gross corporate debt balances net of cash: Studio Business Consolidated (2) Studio Business Lionsgate Before Debt Paydown As of As of As of March 31, March 31, March 31, 2024 2024 2024 Estimated Estimated Estimated (Unaudited, amounts in millions) (1) Estimated outstanding corporate indebtedness $1,531.0 $1,848.0 $2,648.0 Less: estimated cash (100.0) (100.0) (200.0) Estimated net corporate debt $1,431.0 $1,748.0 $2,448.0 Safe Harbor Statement The preceding forward-looking projection of Adjusted OIBDA over the fiscal year ending 2024 represents a forward-looking statement and projection based on expectations, assumptions and estimates that the Company believes are reasonable given its assessment of historical trends and other information reasonably available as of November 9, 2023. Forward-looking statements can often be identified by words such as “expect” and “anticipate”. The amounts consist of projections only, and are subject to a wide range of known and unknown business risks and uncertainties, including those, described in the Company’s Securities and Exchange and Commission (“SEC”) filings referred to below, many of which are beyond the Company’s control. Forward-looking statements such as those contained above should not be regarded as representations by the Company that the projected results will be achieved. Projections and estimates are necessarily speculative in nature and actual results may vary materially from the outlook the Company provides today. The Company undertakes no obligation to publicly update or revise any forward-looking statements, including the forecasts set forth herein, except as required by law. The forecast set forth above should be read together with the Company’s Annual Report on Form 10-K for the year ended March 31, 2023 including the risks identified under “Item 1A. Risk Factors” and the Company’s other SEC filings. Notes: 1. Amounts for Studio Business reflect amounts under the expected intercompany debt agreement. 2. Reflects the estimated outstanding corporate intercompany indebtedness prior to use of proceeds to paydown debt balances by $317 million. 28

Summary Risk Factors Risks Related to Lionsgate Studios Risks Related to the Business Combination • Lionsgate Studios faces substantial capital requirements and financial risks. • If, following the business combination, securities or industry analysts do not publish or cease publishing research or reports about the combined company, its business, or its market, or if they change their recommendations regarding the combined company’s securities adversely, the • Lionsgate Studios may incur significant write-offs if its projects do not perform well enough to recoup costs. price and trading volume of the combined company’s securities could decline. • Changes in Lionsgate Studios’ strategy, plans for growth or restructuring may increase its costs or otherwise affect its profitability. • An active trading market for the combined company’s common shares may not be available on a consistent basis to provide shareholders • Lionsgate Studios’ revenues and results of operations may fluctuate significantly. with adequate liquidity. The market price of the combined company’s securities may be volatile, and shareholders could lose all or a significant part of their investment. • Lionsgate Studios does not have long-term arrangements with many of its production or co-financing partners. • Because there are no current plans for the combined company to pay cash dividends for the foreseeable future, shareholders may not • Lionsgate Studios relies on a few major retailers and distributors and the loss of any of those could reduce its revenues and operating results. receive any return on investment unless shares are sold for a price greater than that which was initially paid. • A significant portion of Lionsgate Studios’ library revenues comes from a small number of titles. • Shareholders will experience immediate and substantial dilution as a consequence of the issuance of common shares as consideration in the • Changes in consumer behavior, as well as evolving technologies and distribution models, may negatively affect Lionsgate Studios, financial business combination. Additionally, future sales and issuances of the combined company’s common shares or securities with rights to purchase condition or results of operations. the combined company’s common shares, including pursuant to the combined company’s equity incentive plans, or other equity securities or securities convertible into the combined company’s common shares (such as the conversion of SEAC’s Class B common shares into common • Lionsgate Studios expects to face substantial competition in all aspects of its business. shares of the combined company upon the completion of the business combination), could result in additional dilution of the percentage • Lionsgate Studios faces economic, political, regulatory, and other risks from doing business internationally. ownership of the combined company’s shareholders and could cause the market price of the combined company’s common shares to decline even if its business is doing well. • Lionsgate Studios will be subject to risks associated with possible acquisitions, dispositions, business combinations, or joint ventures. • If the combined company fails to establish and maintain effective internal controls, the combined company’s ability to produce accurate and • Lionsgate Studios’ success will depend on attracting and retaining key personnel and artistic talent. timely financial statements could be impaired, which could harm the combined company’s operating results, investors’ views of it, and, as a • Global economic turmoil and regional economic conditions could adversely affect Lionsgate Studios. result, the value of its common shares. • Lionsgate Studios could be adversely affected by labor disputes, strikes or other union job actions. • The combined company’s internal controls and procedures may not prevent or detect all errors or acts of fraud. • Business interruptions from circumstances or events out of Lionsgate Studios’ control could adversely affect Lionsgate Studios’ operations. • Changes to, or application of different, financial accounting standards (including PCAOB and GAAP standards) may result in changes to the combined company’s results of operations, which changes could be material. • Protecting and defending against intellectual property claims may have a material adverse effect on Lionsgate Studios. • Lionsgate Studios involves risks of liability claims for content of material, which could adversely affect Lionsgate Studios, results of operations • Provisions of Canadian law could delay or prevent a change in control of Lionsgate Studios, which could reduce the market price of the combined company’s common shares and frustrate attempts by its shareholders to make changes in management. and financial condition. • The combined company’s reported operating results may fluctuate significantly or may fall below the expectations of investors or securities • Piracy of films and television programs could adversely affect Lionsgate Studios over time. analysts, each of which may cause the market price of its securities to fluctuate or decline. • Service disruptions or failures of Lionsgate Studios or its third-party service providers’ information systems may disrupt its businesses, damage its • After the completion of the business combination, the combined company may be at an increased risk of securities class action litigation. reputation, expose it to regulatory investigations, actions, litigation, fines and penalties or have a negative impact on its results of operations including but not limited to a loss of revenue or profit, loss of customers or sales and other adverse consequences. • Lionsgate Studios may rely upon “cloud” computing services to operate certain aspects of its service and any disruption of or interference with its use of its “cloud” computing servicer could impact its operations and its business could be adversely impacted. • Lionsgate Studios’ activities are subject to stringent and evolving obligations which may adversely impact its operations. Lionsgate Studios’ actual or perceived failure to comply with such obligations could lead to regulatory investigations or actions, litigation, fines and penalties, disruptions of its business operations, reputational harm, loss of revenue or profits, loss of customers or sales, and other adverse business consequences. • LG Studio may incur debt obligations that could adversely affect its business and profitability and its ability to meet other obligations. • The Internal Revenue Service may not agree that LG Studio should be treated as a non-U.S. corporation for U.S. federal tax purposes and may not agree that its U.S. affiliates should not be subject to certain adverse U.S. federal income tax rules. • Future changes to U.S. and non-U.S. tax laws could adversely affect Lionsgate Studios. • Changes in foreign, state and local tax incentives may increase the cost of original programming content to such an extent that they are no longer feasible. • LG Studio’s tax rate is uncertain and may vary from expectations. • Legislative or other governmental action in the U.S. could adversely affect Lionsgate Studios. • Changes in, or interpretations of, tax rules and regulations, and changes in geographic operating results, may adversely affect LG Studio’s effective tax rates. 29

Summary Risk Factors Risks Related to SEAC Risks Related to the Combined Company’s Securities Following Consummation of the Business Combination • SEAC may not be able to obtain the required shareholder approval to consummate the business combination. • If, following the business combination, securities or industry analysts do not publish or cease publishing research or reports about the combined company, its business, or its market, or if they change their recommendations regarding the combined company’s securities adversely, the • SEAC’s sponsor and directors have potential conflicts of interest in recommending that its shareholders vote in favor of the business price and trading volume of the combined company’s securities could decline. combination. • An active trading market for the combined company’s common shares may not be available on a consistent basis to provide shareholders • SEAC’s initial shareholders, officers and directors may agree to vote in favor of the business combination, regardless of how its public with adequate liquidity. The market price of the combined company’s securities may be volatile, and shareholders could lose all or a shareholders vote. significant part of their investment. • The ability of SEAC’s public shareholders to exercise redemption rights with respect to a large number of shares could deplete SEAC’s trust • Because there are no current plans for the combined company to pay cash dividends for the foreseeable future, shareholders may not account prior to the business combination and thereby diminish the amount of working capital of the combined company. receive any return on investment unless shares are sold for a price greater than that which was initially paid. • SEAC is an emerging growth company subject to reduced disclosure requirements, and there is a risk that availing itself of such reduced • Shareholders will experience immediate and substantial dilution as a consequence of the issuance of common shares as consideration in the disclosure requirements will make its shares less attractive to investors. business combination. Additionally, future sales and issuances of the combined company’s common shares or securities with rights to purchase • Securities of companies formed through combinations with special purpose acquisition companies such as SEAC may experience a material the combined company’s common shares, including pursuant to the combined company’s equity incentive plans, or other equity securities or decline in price relative to the share price of SEAC prior to the business combination. securities convertible into the combined company’s common shares (such as those warrants issued by Lionsgate Studios in exchange for SEAC’s outstanding warrants or the conversion of SEAC’s Class B common shares into common shares of the combined company upon the • If SEAC is deemed to be an investment company under the Investment Company Act of 1940, as amended, it may be required to institute completion of the business combination), could result in additional dilution of the percentage ownership of the combined company’s burdensome compliance requirements and its activities may be restricted, which may make it difficult to complete the business combination shareholders and could cause the market price of the combined company’s common shares to decline even if its business is doing well. or cause the parties to abandon their efforts to complete the business combination. • If the combined company fails to establish and maintain effective internal controls, the combined company’s ability to produce accurate and • SEAC’s sponsor and board of directors and affiliates of SEAC’s management team may receive a positive return on their 18,750,000 founder timely financial statements could be impaired, which could harm the combined company’s operating results, investors’ views of it, and, as a shares even if SEAC’s public shareholders experience a negative return on their investment after consummation of the business combination. result, the value of its common shares. • If SEAC is unable to complete the business combination or another initial business combination by January 10, 2024 (or by April 10, 2024 if it has • The combined company’s internal controls and procedures may not prevent or detect all errors or acts of fraud. executed a definitive agreement for an initial business combination) (unless extended in accordance with its organizational documents), SEAC will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding public shares, and, subject to the approval • Changes to, or application of different, financial accounting standards (including PCAOB and GAAP standards) may result in changes to the of its remaining shareholders and SEAC’s board of directors, dissolving and liquidating. In such event, third parties may bring claims against combined company’s results of operations, which changes could be material. SEAC and, as a result, the proceeds held in the trust account could be reduced and the per-share liquidation price received by shareholders • Provisions of Canadian law could delay or prevent a change in control of Lionsgate Studios, which could reduce the market price of the could be less than $10.00 per share. combined company’s common shares and frustrate attempts by its shareholders to make changes in management. • The combined company’s reported operating results may fluctuate significantly or may fall below the expectations of investors or securities Risks Related to the Private Placement analysts, each of which may cause the market price of its securities to fluctuate or decline. • Securities issued in the private placement will be restricted securities under the U.S. securities laws and therefore will be subject to restrictions on • After the completion of the business combination, the combined company may be at an increased risk of securities class action litigation. transferability until such time as the resale of such securities is registered or an exemption from registration is available. • There can be no assurance that SEAC or Lionsgate Studios will be able to raise sufficient capital to consummate the business combination or for use by the combined company following the business combination. • The combined company will have discretion in how it uses the proceeds relating to the business combination and may not use these proceeds effectively, which could affect its results of operations and cause the market price of its securities to decline. 30